March 16, 2010

Supplement

SUPPLEMENT DATED MARCH 16, 2010 TO THE PROSPECTUS OF
MORGAN STANLEY FLEXIBLE INCOME TRUST
Dated February 26, 2010

The section of the Prospectus entitled "Fund Summary—Investment Adviser—Portfolio Managers." is hereby deleted and replaced with the following:

The Fund is managed by members of the Investment Adviser's Taxable Fixed-Income team. Information about the current members of the Taxable Fixed-Income team jointly and primarily responsible for the day-to-day management of the Fund's portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Fund
W. David Armstrong	Managing Director	February 2005
Eric J. Baurmeister	Managing Director	March 2010
Federico L. Kaune	Managing Director	March 2010
Christian G. Roth	Managing Director	March 2010
Dennis M. Schaney	Managing Director	October 2008
Sanjay Verma	Managing Director	August 2008

The second and third paragraphs under the section of the Prospectus entitled "Fund Details—Fund Management" are hereby deleted and replaced with the following:

The Fund is managed by members of the Taxable Fixed-Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are W. David Armstrong, Eric J. Baurmeister, Federico L. Kaune, Christian G. Roth, Dennis M. Schaney and Sanjay Verma.

Mr. Armstrong has been associated with the Investment Adviser in an investment management capacity since 1998. Mr. Baurmeister has been associated with the Investment Adviser in an investment management capacity since 1997. Mr. Kaune has been associated with the Investment Adviser in an investment management capacity since 2002. Mr. Roth has been associated with the Investment Adviser or its investment management affiliates in an investment management capacity since 1991. Mr. Schaney has been associated with the Investment Adviser in an investment management capacity since September 2008. Prior to September 2008, Mr. Schaney served as Global Head of Fixed Income at Credit Suisse Asset Management (October 2003 to April 2007) and, prior to that, as Head of Leveraged Finance at BlackRock, Inc. (January 1998 to October 2003). Mr. Verma has been associated with the Investment Adviser in an investment management capacity since April 2008. Prior to April 2008, Mr. Verma was the co-head of Rates Trading for Morgan Stanley from 2003-2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DINSPT 3/10

MARCH 16, 2010

Supplement

SUPPLEMENT DATED MARCH 16, 2010 TO THE
STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY FLEXIBLE INCOME TRUST
Dated February 26, 2010

The section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services—G. Fund Management—Other Accounts Managed by the Portfolio Managers" is hereby deleted and replaced with the following:

Other Accounts Managed by Portfolio Managers at October 31, 2009 (unless otherwise indicated):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts		Total Assets in the Accounts
W. David Armstrong	16	$4.9 billion	2	$663.9 million	22	(1)	$6.2 billion(1)
Eric J. Baurmeister*	9	$2.1 billion	22	$2.2 billion	11		$2.3 billion(2)
Federico L. Kaune*	9	$2.1 billion	22	$2.2 billion	11		$2.3 billion(2)
Christian G. Roth*	6	$1.5 billion	13	$7.0 billion	49		$14.0 billion(3)
Dennis M. Schaney	7	$923.0 million	3	$191.5 million	3		$67.0 million
Sanjay Verma	28	$19.0 billion	2	$663.9 million	23	(1)	$6.4 billion(1)

*  Information is as of December 31, 2009.

(1)  Of these other accounts, two accounts with a total of approximately $1.1 billion in assets, had performance-based fees.

(2)  Of these other accounts, one account with a total of approximately $118.8 million in assets, had performance-based fees.

(3)  Of these other accounts, three accounts with a total of approximately $968.4 million in assets, had performance-based fees.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser's employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.